                                                                   Exhibit 10.25

     THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OR CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE LAWS, AND NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT
     (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (ii) AN OPINION OF COUNSEL FOR THE HOLDER THAT SUCH REGISTRATION IS NOT REQUIRED OR (iii) RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED.


NO.      2                 POINTCAST INCORPORATED            DECEMBER 10,  1996
     --------                                                -----------

                   SERIES D PREFERRED STOCK PURCHASE WARRANT


     This certifies that, for value received, Time Inc. New Media (together with any registered assignee(s), the "Holder") is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or after the date hereof and at or prior to 11:59 p.m. on the Expiration Date (as defined below), but not thereafter, to acquire from PointCast Incorporated, a California corporation (the "Company"), in whole or from time to time in part, up to 526,316 fully paid and nonassessable shares of Series D Preferred Stock of the Company ("Warrant Stock") at a purchase price equal to $9.50 per share (the "Exercise Price"). Such number of shares, type of security and Exercise Price are subject to adjustment as provided herein, and all references to "Warrant Stock" and "Exercise Price" herein shall be deemed to include any such adjustment or series of adjustments.

     1.   TERM

          1.1  Termination and Expiration.  If not earlier exercised, the
               --------------------------
Warrant shall expire on the date (the "Expiration Date") that is the earlier of
(i) eighteen (18) months after the effective date of the registration statement for an initial public offering by the Company of its capital stock with aggregate gross proceeds to the Company of not less than $20,000,000 and with a price per share of not less than $9.50 (a "Qualified IPO") and (ii) 60 months after the date first set forth above.

          1.2  Exceptions.  Notwithstanding the foregoing, in the event the
               ----------
Company is proposed to be acquired in a bona fide transaction (i.e., not a mere recapitalization, reincorporation for the purpose of changing corporate domicile, or similar transaction) (the "Acquisition"), regardless of the form of the transaction (e.g., merger, consolidation, sale or lease of assets or sale of stock), the Company shall give the Holder not less than fifteen (15) business days notice of the record date for determining the shareholders of the Company entitled to vote on (or otherwise approve) the Acquisition; the Company shall provide the Holder with all information with respect to the Acquisition that is otherwise provided to shareholders of the Company at such time and from time to time during the pendency of the Acquisition, including (but not limited to) the proposed price to be paid in the proposed Acquisition; the Holder shall have the right to exercise same on or prior to the record date of shareholders eligible to vote (or otherwise approve) with respect to the proposed Acquisition; if the Warrant is not exercised on or prior to such record date, the Warrant shall expire upon the occurrence of the closing of the Acquisition.

     2.  EXERCISE OF WARRANT

     The purchase rights represented by this Warrant are exercisable by the registered holder hereof, in whole or in part, at any time and from time to time at or prior to the Expiration Time by the surrender of this Warrant and the Notice of Exercise form attached hereto duly executed to the headquarters office of the Company at the address set forth on the signature page hereof (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company), and upon payment of the Exercise Price for the shares thereby purchased (by cash or by check or bank draft payable to the order of the Company or by cancellation of indebtedness of the Company to the holder hereof, if any, at the time of exercise in an amount equal to the purchase price of the shares thereby purchased); whereupon the holder of this Warrant shall be entitled to receive from the Company a stock certificate in proper form representing the number of shares of Warrant Stock so purchased, and a new Warrant in substantially identical form and dated as of such exercise for the purchase of that number of shares of Warrant Stock equal to the difference, if any, between the number of shares of Warrant Stock subject hereto and the number of shares of Warrant Stock as to which this Warrant is so exercised.

     3.  CONVERSION OF WARRANT

     The Holder shall have the right to convert this Warrant, in whole or in part, at any time (including, but not limited to, the occurrence of an Acquisition of the Company) and from time to time at or prior to the Expiration Time by the surrender of this Warrant and the Notice of Conversion form attached hereto duly executed to the headquarters office of the Company at the address set forth on the signature page hereof (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of such Holder appearing on the books of the Company), into shares of Warrant Stock as provided in this Section 3. Upon exercise of this conversion right, the Holder shall be entitled to receive that number of shares of the Company's Preferred Stock computed by using the following formula:

                           X(A-B)
                       Y = ------
                             A

        Y      =    the number of shares of Series D Preferred Stock to be
                    issued to the Holder.

        A      =    the Fair Market Value (as defined below) of one share of the
                    Company's Series D Preferred Stock on the date of conversion of this Warrant.

        B      =    the Exercise Price for one share of the Company's Series D
                    Preferred Stock under this Warrant.

        X      =    the number of shares of Series D Preferred Stock that the
                    Holder desires to purchase pursuant to complete or partial conversion of the Warrant.

     If the above calculation results in a negative number, then no shares of Warrant Stock shall be issued or issuable upon conversion of this Warrant.

     "Fair Market Value" of a share of Series D Preferred Stock shall mean:

               (a) if the conversion right is being exercised in connection with the initial public offering (the "IPO") of the Company's Common Stock (the "Common Stock"), the IPO price per share (before deducting commissions, discounts or expenses) at which the Common Stock is sold to the public in the IPO, multiplied by the number of shares of Common Stock into which a share of Series D Preferred Stock is convertible at the time of the exercise of the conversion right (the "Conversion Rate").

               (b) if the conversion right is being exercised in connection with an Acquisition, the price per share to be paid to the holders of the Company's Series D Preferred Stock by the acquiring entity, or, if no such price per share has been established, the price per share to be paid to the holders of the Company's Common Stock multiplied by the Conversion Rate.

               (c) if the conversion right is being exercised after the IPO
                   (other than in connection with an Acquisition), then (i) if the Company's Common Stock is listed on a national securities exchange, the average of last sale prices for the Company's Common Stock for the fifteen (15) trading days prior to the date the Company receives the Warrant and duly executed Notice of Conversion (the "Notice Receipt Date"), multiplied by the Conversion Rate, or (ii) if the Company's Common Stock is listed on The Nasdaq Stock Market, the average of the average bid and ask price for each of the fifteen (15) trading days prior to the Notice Receipt Date, multiplied by the Conversion Rate.

               (d) in all other cases, the fair value as determined in good faith by the Company's Board of Directors.

     Upon conversion of this Warrant in accordance with this Section 3, the Holder hereof shall be entitled to receive a certificate for the number of shares of Warrant Stock determined in accordance with the foregoing, and a new Warrant in substantially identical form and dated as of such conversion for the purchase of that number of shares of Warrant Stock equal to the difference, if any, between the number of shares of Warrant Stock subject hereto and the number of shares of Warrant Stock as to which this Warrant is so converted.

     4.  ISSUANCE OF SHARES; NO FRACTIONAL SHARES OR SCRIP

     Certificates for shares purchased hereunder or issuable upon conversion hereof shall be delivered to the Holder promptly after the date on which this Warrant shall have been exercised or converted in accordance with the terms hereof. The Company hereby represents and warrants that all shares of Warrant Stock which may be issued upon the exercise or conversion of this Warrant will, upon such exercise or conversion, be duly and validly authorized and issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issuance thereof (other than liens or charges created by or imposed upon the holder of the Warrant Stock). The Company agrees that the shares so issued shall be and shall for all purposes be deemed to have been issued to such holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been exercised or converted in accordance with the terms hereof. No fractional shares or scrip representing fractional shares shall be issued upon the exercise or conversion of this Warrant. With respect to any fraction of a share called for upon the exercise or conversion of this Warrant, an amount equal to such fraction multiplied by the Fair Market Value of a share of Warrant Stock on the date of exercise or conversion shall be paid in cash or check to the Holder.

     5.  CHARGES, TAXES AND EXPENSES

     Issuance of certificates for shares of Warrant Stock upon the exercise or conversion of this Warrant shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder provided, however, that in the event certificates for shares of Warrant Stock are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise or conversion shall be accompanied by the Assignment Form attached hereto duly executed by the Holder.

     6.   RIGHTS AS SHAREHOLDERS

     No holder of this Warrant, as such, shall be entitled to vote upon any matter submitted to shareholders at any meeting thereof, or to receive notice of meetings, or be deemed the holder of Series D Preferred Stock until this Warrant shall have been exercised or converted in whole or in part and the Warrant Stock purchasable upon such exercise shall have become deliverable, as provided herein. Thereafter, the Holder thereof shall have the rights and responsibilities of: (i) an Investor under the Amended and Restated Investor Rights Agreement (the "Investor Rights Agreement"), dated as of July 19, 1996, by and among the Company, the persons set forth on the Schedule of Investors attached thereto as Exhibit A, Lighthouse Capital Partners, L.P. and certain officers of the Company, with each share of Warrant Stock being deemed equivalent to one share of Registrable Securities or Shares, as the case may be, under such Investor Rights Agreement; and (ii) a Series D Purchaser under each of (A) the Amended and Restated Investors' Co-Sale Agreement, dated as of July 19, 1996, by and among the Company, the purchasers of the Company's Series D Preferred Stock, the holders of the Company's other series of Preferred Stock, and certain officers of the Company and (B) the Amended and Restated Co-Sale Agreement of even date therewith by and among the same parties (such agreements being referred to collectively as the "Co-Sale Agreements"), with each share of Warrant Stock being deemed equivalent to one share of Co-Sale Securities under such Co-Sale Agreements; in each case of (i) and (ii), as if such Holder were a signatory to each such agreement.

     7.  COMPANY'S RIGHT OF FIRST REFUSAL PRIOR TO WARRANT EXERCISE

     Before the Warrant may be sold or otherwise transferred by the Holder or any transferee (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Warrant on the terms and conditions set forth in this Section (the "Right of First Refusal").

          (a) Notice of Proposed Transfer.  The Holder shall deliver to the
              ---------------------------
Company a written notice (the "Notice") stating: (i) the Holder's bona fide intention to sell or otherwise transfer the Warrant; (ii) the name of the proposed purchaser or other transferee ("Proposed Transferee"); and (iii) the bona fide cash price or other consideration for which the Holder proposes to transfer the Warrant (the "Offered Price"), and the Holder shall offer the Warrant at the Offered Price to the Company or its assignee(s), provided that any such assignee is a securityholder of the Company.

          (b) Exercise of Right of First Refusal.  At any time within 20 days
              ----------------------------------
after receipt of the Notice, the Company or its assignee(s) may, by giving written notice to the Holder, elect to purchase the Warrant proposed to be transferred to the Proposed Transferee, at the purchase price determined in accordance with subsection (c) below.

          (c) Purchase Price.  The purchase price ("Purchase Price") for the
              --------------
Warrant purchased by the Company or its assignee(s) under this Section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

          (d) Payment.  Payment of the Purchase Price shall be made in cash (by
              -------
check) within 30 days of receipt of the Notice.

          (e) Holder's Right to Transfer.  If the Warrant proposed in the Notice
              --------------------------
to be transferred to a given Proposed Transferee is not purchased by the Company or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Warrant to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Warrant in the hands of such Proposed Transferee. If the Warrant described in the Notice is not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company or its assignees shall again be offered the Right of First Refusal before the Warrant held by the Holder may be sold or otherwise transferred.

          (f) Exception for Certain Transfers.  The Warrant may be transferred
              -------------------------------
without the Company being offered the Right of First Refusal in the following transactions; provided that any Transferee shall agree to the terms of this
Section 9 as to the Warrant:

                  (1) A Holder's transfer of the Warrant in whole or in part to the Company or to any shareholder of the Company.

                  (2) A Holder's transfer of the Warrant in whole or in part to a person who, at the time of such transfer, is an officer or director of the Company.

                  (3) A Holder's transfer of the Warrant in whole or in part pursuant to and in accordance with the terms of any merger, consolidation, reclassification of shares or capital reorganization of the corporate shareholder, or pursuant to a sale of all or substantially all of the stock or assets of a corporate shareholder.

                  (4) A transfer by a Holder which is a limited or general partnership to any or all of its partners or former partners or any professional employee (or entity of which such employees are the beneficiaries) of such partnership.

                  (5) A transfer by a Holder which is a corporation to any parent company of the Holder, or any majority-owned subsidiary of such parent company, provided that any such transferee does not derive a majority of its revenues from products or services that compete directly with products or services from which the Company derives a majority of its revenues.

     Any such transfer shall be made upon surrender of this Warrant together with the Assignment Form attached hereto properly endorsed.

          (g) Termination of Right of First Refusal.  The Right of First Refusal
              -------------------------------------
shall terminate (i) as to any Warrant Stock acquired upon the exercise or conversion of the Warrant in whole or in part, on the effective date of such exercise or conversion and (ii) as to any portion of the Warrant not previously exercised or converted, on the date 90 days after the date of the final prospectus (the "Final Prospectus") contained in a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act") for the initial public offering by the Company of its capital stock.

     8.   MARKET STAND-OFF AGREEMENT

     The Holder hereby agrees that if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any shares of the Company under the Securities Act, the Holder shall not sell or otherwise transfer any shares or other securities of the Company during the 180-day period following the date of the Final Prospectus; provided, however, that such restriction shall only apply to the first registration statement of the Company to become effective under the Securities Act which includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such 180-day period.

     9.  EXCHANGE AND REGISTRY OF WARRANT

     This Warrant is exchangeable, upon the surrender hereof by the Holder at the above-mentioned office or agency of the Company, for a new Warrant in substantially identical form and dated as of such exchange. The Company shall maintain at the above-mentioned office or agency a registry showing the name and address of the registered holder of this Warrant. This Warrant may be surrendered for exchange, transfer, exercise or conversion, in accordance with its terms, at such office or agency of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

     10.  LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT

     On receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and in case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company will execute and deliver to the Holder, in lieu thereof, a new warrant in substantially identical form, dated as of such cancellation and reissuance.

     11.  SATURDAYS, SUNDAYS AND HOLIDAYS

     If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding business day.

     12.  ADJUSTMENT TO NUMBER AND TYPE OF SECURITIES, EXERCISE PRICE

     The type and number of securities of the Company issuable upon exercise of this Warrant and the Exercise Price are subject to adjustment as set forth below:

          (a) Adjustment for Stock Splits, Stock Dividends, Recapitalizations,
              ----------------------------------------------------------------
Automatic Conversion, etc.  The Exercise Price and the number and type of
--------------------------
securities or other property issuable upon exercise of this Warrant shall be appropriately and proportionately adjusted to reflect any stock dividend, stock split, combination of shares, reclassification, recapitalization, automatic conversion, redemption or other similar event affecting the number or character of outstanding shares of Warrant Stock, other than an adjustment to the conversion price of the Warrant Stock pursuant to the antidilution provisions set forth in the Company's Articles, so that the number and type of securities or other property issuable upon exercise of this Warrant shall be equal to that which would have been issuable with respect to the number of shares of Warrant Stock subject hereto at the time of such event, had such shares of Warrant Stock then been outstanding.

          (b) Certificate as to Adjustments.  In case of any adjustment in the
              -----------------------------
Exercise Price or number and type of securities issuable on the exercise of this Warrant, the Company will promptly give written notice thereof to the Holder in the form of a certificate, certified and confirmed by an officer of the Company, setting forth such adjustment and showing in reasonable detail the facts upon which adjustment is based.

     13.  NOTICES OF RECORD DATE, ETC.

     In the event of:

          (a) any taking by the Company of a record of the holders of Warrant Stock or securities into which the Warrant Stock is convertible for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution,

          (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, or any transfer of all or substantially all the assets of the Company to, or consolidation or merger of, the Company with or into any person,

          (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

          (d) a sale of substantially all of the outstanding capital stock of the Company or the issuance of new shares representing the majority of the Company's right to vote, or

          (e) the initial public offering of the Company's Common Stock,

then and in each such event the Company will mail to the Holder a notice specifying the record date for voting or the date of closing , as applicable, of any event (a)-(e) above. Such notice shall be delivered to the Holder at least fifteen (15) days prior to the date of the relevant event.

     14.  REPRESENTATIONS AND WARRANTIES

     The Company hereby represents, warrants and agrees that:

          (a) during the period this Warrant is outstanding, the Company will reserve from its authorized and unissued Warrant Stock a sufficient number of shares to provide for the issuance of Warrant Stock upon the exercise or conversion of this Warrant;

          (b) during the period this Warrant or the Warrant Stock issuable hereunder is outstanding, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon conversion of the Warrant Stock issuable upon exercise or conversion of this Warrant;

          (c) the issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the shares of Warrant Stock issuable upon exercise or conversion of this Warrant;

          (d) the Company has all requisite legal and corporate power to execute and deliver this Warrant, to sell and issue the Warrant Stock hereunder, to issue the Common Stock issuable upon conversion of the Warrant Stock and to carry out and perform its obligations under the terms of this Warrant; and

          (e) all corporate action on the part of the Company, its directors and shareholders necessary for the authorization, execution, delivery and performance of this Warrant by the Company, the authorization, sale, issuance and delivery of the Warrant Stock and the Common Stock issuable upon conversion of the Warrant Stock, the grant of registration rights as provided herein and the performance of the Company's obligations hereunder has been taken;

          (f) the Warrant Stock and the Common Stock issuable upon conversion of the Warrant Stock, when issued in compliance with the provisions of this Warrant and the Articles, will be validly issued, fully paid and nonassessable, and free of any liens or encumbrances, and will be issued in compliance with all applicable federal and state securities laws; and

          (g) the issuance of the Warrant Stock and the Common Stock issuable upon conversion of the Warrant Stock will not be subject to any preemptive rights, rights of first refusal or similar rights.



                     [This space left blank intentionally]

     15.  GOVERNING LAW

     This Warrant shall be governed by and construed in accordance with the laws of the State of California.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by a duly authorized officer.


Dated:  December 10, 1996.                        POINTCAST INCORPORATED

                                      Signature: /s/ Christopher Hassett
                                                 -----------------------------

                                      Name:      Christopher Hassett
                                                 -----------------------------

                                      Title:             CEO
                                                 -----------------------------

                                      Address:   10101 N. DeAnza Blvd.
                                                 -----------------------------

                                                 Cupertino, CA 95014
                                                 -----------------------------

                               NOTICE OF EXERCISE

To:  PointCast Incorporated

     (1) The undersigned hereby elects to purchase __________ shares of Series D Preferred Stock of PointCast Incorporated pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full.

     (2) Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below:


                                          ______________________________
                                          (Name)


                                          ______________________________
                                          (Address)

     (3) The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares, except in compliance with applicable federal and state securities laws.



_______________________                   ____________________________
     (Date)

                              NOTICE OF CONVERSION

To:  PointCast Incorporated

     (1) The undersigned hereby elects to convert that portion of the attached Warrant representing the right to purchase ________ shares of Series D Preferred Stock into such number of shares of Series D Preferred Stock of PointCast Incorporated as is determined pursuant to Section 3 of such Warrant, which conversion shall be effected pursuant to the terms of the attached Warrant.

     (2) Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below:


                                          ______________________________
                                          (Name)



                                          ______________________________
                                          (Address)

     (3) The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares, except in compliance with applicable federal and state securities laws.





_________________________                 ______________________________
     (Date)

                                ASSIGNMENT FORM

    (To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)



     FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

_______________________________________________________________________
                                 (Please Print)

whose address is_______________________________________________________
                                 (Please Print)

     Dated: ___________________________________________

     Holder's Signature: ______________________________

     Holder's Address:   ______________________________

                         ______________________________

Guaranteed Signature: _________________________________

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.